GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL [Abstract]
GOODWILL
11.	GOODWILL

The changes in the carrying amount of goodwill by operating segments for the years ended December 31, 2011 and 2012 were as follows. There were no changes in the carrying amount of goodwill by operating segments for the year ended December 31, 2012.

	2011
	Online	Private primary	Online	International and
	degree	and secondary	tutoring	elite curriculum
	programs	schools	programs	programs	Total
	RMB	RMB	RMB	RMB	RMB
Gross amount:
Beginning balance	17,960	1,924	20,798	59,801	100,483
Acquired during the year	-	-	-	-	-
Ending balance	17,960	1,924	20,798	59,801	100,483

Accumulated impairment
Beginning balance	-	(1,924)	-	(55,304)	(57,228)
Charge for the year	-	-	-	-	-
Ending balance	-	(1,924)	-	(55,304)	(57,228)

Goodwill, net	17,960	-	20,798	4,497	43,255

The Group performs its annual goodwill impairment tests at each year end or more frequently if events or changes in circumstances indicate that it might be impaired. In the goodwill impairment test, the Group used the income approach, which it believed to be more reliable than the market approach in determining the fair value of the Group's reporting units. Accordingly, it adopted a discounted cash flow ("DCF") method under the income approach, which considers a number of factors, including expected future cash flows based on five-year financial forecasts developed by management that included revenue projections, capital spending trends, and investments in working capital to support anticipated revenue growth, and discount rates developed using market participant based assumptions, and requires the Group to make certain assumptions and estimates regarding industry economic factors and future profitability of its reporting units. The assumptions are inherently uncertain and subjective.

No impairment charges were reached for the years ended December 31, 2010, 2011 and 2012, respectively.